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                                  EXHIBIT 10.14


                                 AMENDMENT NO. 1
                                     TO THE
                  MEDIRISK, INC. 1998 LONG-TERM INCENTIVE PLAN

     THIS AMENDMENT NO. 1 TO THE MEDIRISK, INC. 1998 LONG-TERM INCENTIVE PLAN is made and executed this 26th day of January, 1999, to be effective as of the date of approval hereof by the stockholders of Medirisk, Inc. (the "Corporation") at the 1999 Annual Meeting of Stockholders.

     WHEREAS, the Board of Directors the Corporation deems it to be in the best interests of the Corporation and its stockholders to effect certain amendments to the Medirisk, Inc. 1998 Long-Term Incentive Plan (the "Plan") pursuant to
Section 15.1 of the Plan, and to submit such amendment to the stockholders of the Corporation for approval;

     NOW, THEREFORE, in accordance with Section 15.1 of the Plan, subject to approval of the Corporation's stockholders at the 1999 Annual Meeting of Stockholders, the Plan is hereby amended as follows:

     1. NUMBER OF AUTHORIZED SHARES. Section 5.1 of the Plan is hereby deleted and replaced with a new Section 5.1 which shall read in its entirety as follows:

          5.1. NUMBER OF SHARES. Subject to adjustment as provided in
     Article XIV, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 850,000, of which not more than twenty (20%) percent may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.

                                        MEDIRISK, INC.



                                        By: /s/ Barry W. Burt
                                            ---------------------------
                                            BARRY W. BURT
                                            Secretary

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